COMMITMENTS AND CONTINGENCIES (Details Narrative) - Agreement of Lease - Related Party [Member]	6 Months Ended
Jun. 30, 2017 USD ($)
Lease agreement date	Mar. 03, 2017
Lease term	10 years
Lease rent (Monthly)	$ 8,333
Lease term, Description	In the event of late payment, interest shall accrue on the unpaid amount at the rate of eighteen percent (18%) per annum. The Lease contains customary events of default, including if Neese shall fail to pay rent within five (5) days after the due date, or if Neese shall fail to perform any other terms, covenants or conditions under the Lease